Restructuring and Impairment Charges	12 Months Ended
Oct. 03, 2020
Restructuring and Related Activities [Abstract]
Restructuring and Impairment Charges	Restructuring and Impairment Charges
Goodwill and Intangible Asset Impairment
Prior to the Company’s reorganization in October 2020, the former Direct-to-Consumer & International segment included the former International Channels reporting unit, which was comprised of the the Company’s international television networks. Our international television networks primarily derive revenues from affiliate fees charged to multi-channel video programming distributors (i.e. cable, satellite, telecommunications and digital over-the-top service providers) (MVPDs) for the right to deliver our programming under multi-year licensing agreements and the sales of advertising time/space on the networks. A majority of the operations in this reporting unit were acquired in the TFCF acquisition, and therefore the fair value of these businesses approximated the carrying value at the date of the acquisition of TFCF.
The International Channels business has been negatively impacted by the COVID-19 pandemic resulting in decreased viewership and lower advertising revenue related to the availability of content, including the deferral of certain live sporting events. The Company’s increased focus on DTC distribution in international markets is expected to negatively impact the International Channels business as we shift the primary means of monetizing our film and television content from licensing of linear channels to distribution on our DTC platforms because the International Channels reporting unit valuation does not include the value derived from this shift, which is reflected in other reporting units. In addition, the industry shift to DTC, including by us and many of our distributors, who are pursuing their own DTC strategies, has changed the competitive dynamics for the International Channels business and resulted in unfavorable renewal terms for certain of our distribution agreements.
Due to these circumstances, in the third quarter of fiscal 2020, we tested the International Channels’ goodwill and long-lived assets (including intangible assets) for impairment.
The impairment test requires a comparison of cash flows expected to be generated over the useful life of an asset group to the carrying value of the asset group. Assets are grouped at the lowest level for which identifiable cash flows are largely independent of the cash flows of other groups of assets. If the carrying value of an asset group exceeds the estimated undiscounted future cash flows, an impairment is measured as the difference between the fair value of the group’s long-lived assets and the carrying value of the group’s long-lived assets.
We determined the appropriate asset groups for our International Channels to be the regions in which they operate. We estimated the projected undiscounted cash flows over the remaining useful life of an asset group. The more significant inputs used in determining our estimate of the projected undiscounted cash flows included future revenue growth and projected margins as well as the estimate of the remaining useful life of an asset group.
If the carrying value of an asset group exceeded the estimated undiscounted cash flows, the impairment loss is the excess of the carrying value over the fair value. The determination of fair value requires us to make assumptions and estimates about how market participants would value the asset groups. The most sensitive factors affecting the fair value of an asset group are the future revenue growth and projected margins for these businesses as well as the discount rates used to calculate the present value of future cash flows.
In the third quarter of fiscal 2020, we recorded a non-cash impairment charge primarily on our MVPD agreement intangible assets of $1.9 billion. As of October 3, 2020, the remaining balance of the International Channels MVPD agreement intangible assets is approximately $3.0 billion.
We tested the International Channels reporting unit goodwill for impairment on an interim basis by comparing the fair value of the International Channels reporting unit to its carrying value. The fair value was determined using a discounted cash flow analysis. The determination of fair value requires us to make assumptions and estimates about how market participants would value the International Channels. The more sensitive inputs used in the discounted cash flow analysis include future revenue growth and projected margins as well as the discount rates used to calculate the present value of future cash flows. Given the ongoing impacts of COVID-19, the projected cash flows and underlying assumptions are subject to greater uncertainty than normal.
In the third quarter of fiscal 2020, the carrying value of the International Channels exceeded the fair value, and we recorded a non-cash impairment charge of $3.1 billion to fully impair the International Channels reporting unit goodwill.
The $1.9 billion impairment of our MVPD relationships and $3.1 billion impairment of goodwill are recorded in “Restructuring and impairment charges” in the Consolidated Statements of Operations.
TFCF Integration
In fiscal 2019, the Company implemented a restructuring and integration plan as a part of its initiative to realize cost synergies from the acquisition of TFCF. The restructuring plan is substantially complete as of the end of fiscal 2020. In connection with this plan, during fiscal 2020, the Company recorded $0.5 billion of restructuring charges, which included $0.4 billion of severance (including employee contract terminations). To date, we have recorded restructuring charges of $1.7 billion, including $1.2 billion related to severance and $0.3 billion of equity based compensation costs, primarily for TFCF awards that were accelerated to vest upon the closing of the TFCF acquisition. These charges are recorded in “Restructuring and impairment charges” in the Consolidated Statements of Operations. With the TFCF integration efforts nearly complete, the Company expects that total severance and other restructuring charges will remain at approximately $1.7 billion.
The changes in restructuring reserves related to the TFCF integration for fiscal 2019 and 2020 are as follows:

Balance at September 29, 2018	$—
Additions in fiscal 2019:
Disney Media and Entertainment Distribution	713
Disney Parks, Experiences and Products	11
Corporate	182
Total additions in fiscal 2019	906
Payments in fiscal 2019	(230)
Balance at September 28, 2019	676
Additions in fiscal 2020:
Disney Media and Entertainment Distribution	382
Disney Parks, Experiences and Products	9
Corporate	62
Total additions in fiscal 2020	453
Payments in fiscal 2020	(772)
Balance at October 3, 2020	$357
Other
In the fourth quarter of fiscal 2020, the Company approved a workforce reduction plan, primarily at the Disney Parks, Experiences and Products segment, which we expect to be completed by the end of fiscal 2021. The Company recorded $287 million of restructuring charges for severance related to this plan in fiscal 2020. These charges are recorded in “Restructuring and impairment charges” in the Consolidated Statements of Operations.